                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934
                       (Amendment No. __)
Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/  /     Preliminary Proxy Statement
/  /     Confidential, for Use of the Commission
              Only (as permitted by Rule 14a-6(e)(2))
/X /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                     The Austria Fund, Inc.
----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)
----------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
         or 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
/  /     $500 per each party to the controversy pursuant to
         Exchange Act Rule 14a-6(i)(3).
/  /     Fee computed on table below per Exchange Act Rule 14a-
         6(i)(4) and 0-11.

              (1)  Title of each class of securities to which
         transaction applies:
----------------------------------------------------------------
              (2)  Aggregate number of securities to which
         transaction applies:
----------------------------------------------------------------
              (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
----------------------------------------------------------------
              (4)  Proposed maximum aggregate value of
         transaction:
----------------------------------------------------------------
              (5)  Total fee paid:
----------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided
         by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:
              (2)  Form, Schedule or Registration Statement No.:
              (3)  Filing Party:
              (4)  Date Filed:

ALLIANCE CAPITAL LOGO                                     THE AUSTRIA FUND, INC.
-------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
-------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               DECEMBER 19, 1995

  To the Stockholders of The Austria Fund, Inc.:

  Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Austria Fund, Inc. (the "Fund") will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Tuesday, December 19, 1995 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated November 15, 1995:

  1. To elect six Directors of the Fund, each to hold office for a term of three years and until his or her successor is duly elected and qualified;

  2. To ratify the selection of Price Waterhouse LLP as independent accountants of the Fund for its fiscal year ending August 31, 1996; and

  3. To transact such other business as may properly come before the Meeting.

  The Board of Directors has fixed the close of business on October 31, 1995 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

                                       By order of the Board of Directors,

                                       Edmund P. Bergan, Jr. Secretary

New York, New York
November 15, 1995

-------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT

  PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN
AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.
-------------------------------------------------------------------------------
  (R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                                PROXY STATEMENT

                            THE AUSTRIA FUND, INC.

                          1345 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10105

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS

                               DECEMBER 19, 1995

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Austria Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Tuesday, December 19, 1995 at 11:00 a.m. The solicitation will be by mail and the cost will be borne by the Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about November 15, 1995.

  The Board of Directors has fixed the close of business on October 31, 1995 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. The outstanding voting shares of the Fund as of October 31, 1995 consisted of 11,703,031 shares of common stock, each share being entitled to one vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of six Directors and for the ratification of the selection of Price Waterhouse LLP as the Fund's independent accountants for its fiscal year ending August 31, 1996. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

  A quorum for the Meeting will consist of a majority of the shares outstanding and entitled to vote. In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting are not received by December 19, 1995, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with no other notice than announcement at the Meeting, and further solicitation of proxies with respect to such proposal may be made. Shares represented by proxies indicating a vote against any proposal will be voted against adjournment.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

  At the Meeting, six Directors will be elected to serve for terms of three years, and until their successors are elected and qualified. The affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons in Class Two as described below.

  Pursuant to the Articles of Incorporation and By-laws of the Fund, the Board of Directors has been divided into three classes. The terms of office of the members of Class Two will expire as of the Meeting, the terms of office of the members of Class Three will expire as of the annual meeting of stockholders to be held in 1996 and the terms of office of the members of Class One will expire as of the annual meeting of stockholders to be held in 1997. Upon expiration of the terms of office of the members of a class as set forth above, those persons then elected as Directors in that class will serve until the third annual meeting of stockholders following their election. Mr. Dave H. Williams, Dipl. Ing. Peter Mitterbauer, Mag. Reinhard Ortner, Dr. Walter Wolfsberger, Ms. Inmaculada de Habsburgo-Lorena and Dr. Maria Schaumayer are currently members of Class Two; Mr. John D. Carifa, H.R.H. Pilar de Borbon y Borbon, Duchess of Badajoz, Dr. Hans Haumer and Ms. Reba W. Williams are currently members of Class Three; and Messrs. William H.M. de Gelsey and Peter Nowak, Dipl. Ing. Hellmut Longin and Dr. Josef Vlcek are currently members of Class One.

  As a result of this system, only those Directors in a single class may be changed in any one year, and it would require two years to change a majority of the Board of Directors (although, under Maryland law, procedures are available for the removal of Directors even if they are not then standing for re-election and, under Securities and Exchange Commission regulations, procedures are available for including appropriate stockholder proposals in management's annual proxy statement). This system of electing Directors, which may be regarded as an anti-takeover provision, may make it more difficult for the Fund's stockholders to change the majority of Directors and, thus, have the effect of maintaining the continuity of management.

  At the Meeting, six of the Directors in Class Two, five of whom were previously elected by stockholders, are standing for re-election. Dr. Maria Schaumayer was nominated for election by the Nominating Committee of the Board of Directors and elected by the Board of Directors. Each nominee has consented to serve as a Director. The Board of Directors knows of no reason why any of these nominees would be unable to serve, but in the event of such inability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

  Certain of the Fund's Directors and officers are residents of Austria, Spain or the United Kingdom and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for United States investors to effect service upon such Directors or officers within the United States, or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Austria, Spain or in the United Kingdom of the civil remedies and criminal penalties afforded by the federal securities laws of the United States. Also it is unclear if extradition treaties now in effect between the United States and Austria, Spain and the United Kingdom would subject Directors and officers residing in these countries to effective enforcement of the criminal penalties of the federal securities laws.

  Certain information concerning the Fund's Directors and nominees for election as Directors is set forth below.

                                                                          NUMBER OF SHARES
          NAME, AGE, POSITIONS AND OFFICES                                  BENEFICIALLY
              WITH THE FUND, PRINCIPAL          YEAR FIRST   YEAR TERM    OWNED DIRECTLY OR
       OCCUPATIONS DURING THE PAST FIVE YEARS    BECAME A   AS DIRECTOR   INDIRECTLY AS OF
               AND OTHER DIRECTORSHIPS           DIRECTOR   WILL EXPIRE   OCTOBER 31, 1995
       --------------------------------------   ---------- -------------  -----------------
     * Dave H. Williams, Chairman,
       63. Chairman of the Board of
       Alliance Capital Management
       Corporation ("ACMC")** since
       prior to 1990 and Director
       of The Equitable Companies
       Incorporated................                1989        1998+           18,000
                                                            (Class Two)
 ***++ H.R.H. Pilar de Borbon y
       Borbon, Duchess of Badajoz,
       Director, 59. Director of
       Cartier France; Member of
       the Advisory Board of
       Sotheby's Holdings Inc;
       Member of the Board of Plus
       Ultra Insurance Company;
       Chairman of the
       International Equestrian
       Federation; Member of the
       Spanish Olympic Committee...                1991        1996               -0-
                                                           (Class Three)
     * John D. Carifa, Director,
       50. President, Chief
       Operating Officer, and a
       Director of ACMC; the Chief
       Financial Officer thereof
       prior to 1994; Executive
       Vice President and the Chief
       Administrative Officer
       thereof prior to 1993.......                1991        1996               -0-
                                                           (Class Three)
 ***++ William H.M. de Gelsey,
       Director, 73. Senior Advisor
       to the Managing Board of
       Creditanstalt-Bankverein,
       Vienna since 1988; prior
       thereto, Deputy Chairman of
       Orion Royal Bank, London,
       England.....................                1991        1997               -0-
                                                            (Class One)
 ***++ Inmaculada de Habsburgo-
       Lorena, Director, 50.
       Director of The Spanish
       Institute...................                1989        1998+              -0-
                                                            (Class Two)

--------
  * "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Act"), of the Fund because of affiliation with Alliance Capital Management L.P. ("Alliance").
 ** For purposes of this Proxy Statement, ACMC refers to Alliance Capital
    Management Corporation, the sole general partner of Alliance, and to the predecessor general partner of the same name.
*** Member of the Audit Committee.
  + If elected at this Meeting.
 ++ Member of the Nominating Committee.

                                                                          NUMBER OF SHARES
           NAME, AGE, POSITIONS AND OFFICES                                 BENEFICIALLY
               WITH THE FUND, PRINCIPAL          YEAR FIRST   YEAR TERM   OWNED DIRECTLY OR
        OCCUPATIONS DURING THE PAST FIVE YEARS    BECAME A   AS DIRECTOR  INDIRECTLY AS OF
                AND OTHER DIRECTORSHIPS           DIRECTOR   WILL EXPIRE  OCTOBER 31, 1995
        --------------------------------------   ---------- ------------- -----------------
  ***++ Dr. Hans Haumer,
        Director, 55. Chairman
        of the Managing Board of
        Bank Liechtenstein and
        Director BIL GT Group;
        former Chairman of the
        Managing Board of
        GiroCredit Bank
        Aktiengesellschaft der
        Sparkassen; formerly
        Chairman of Die Erste
        Osterreichische
        SparCasse-Bank..........                    1989        1996             -0-
                                                            (Class Three)
 *++*** Dipl. Ing. Hellmut
        Longin, Director, 61.
        Chairman of the
        Management Board and
        Chief Executive Officer
        of Radex-Heraklith
        Industriebeteiligungs
        A.G.; Chairman of the
        Supervisory Board of all
        subsidiaries of Radex-
        Heraklith (mining
        industries); Member of
        the Supervisory Board of
        Interunfall
        Versicherungs A.G.
        (insurance); Member of
        the Supervisory Boards
        of Maculan Holding A.G.
        (building industry),
        Zumtobel A.G. and
        Zumtobel Holding A.G.;
        Member of Supervisory
        Board of BA-GC
        Investment Bank Austria
        AG; Member of
        Supervisory Board of
        Umdasch AG (supplier to
        building industry)......                    1989        1997             -0-
                                                             (Class One)

--------
  * "Interested person," as defined in the Act, of the Fund because of affiliation with BAI Fondsberatung Ges. m.b.H. ("BAI Fund Adviser").
*** Member of the Audit Committee.
 ++ Member of the Nominating Committee.

                                                                        NUMBER OF SHARES
           NAME, AGE, POSITIONS AND OFFICES                               BENEFICIALLY
               WITH THE FUND, PRINCIPAL          YEAR FIRST  YEAR TERM  OWNED DIRECTLY OR
        OCCUPATIONS DURING THE PAST FIVE YEARS    BECAME A  AS DIRECTOR INDIRECTLY AS OF
                AND OTHER DIRECTORSHIPS           DIRECTOR  WILL EXPIRE OCTOBER 31, 1995
        --------------------------------------   ---------- ----------- -----------------
  ***++ Dipl. Ing. Peter
        Mitterbauer, Director,
        53. Chairman of the
        Executive Board of Miba
        A.G. (diversified
        engineering company);
        Chairman of the
        Supervisory Boards of
        Miba Gleitlager A.G.,
        Miba Sintermetall A.G.,
        Miba Frictec Ges. m.b.H.
        and Alcatel Austria A.G.;
        President of the Upper
        Austrian Chamber of
        Industry and Commerce;
        and Member of the
        Supervisory Boards of
        Strabag Osterreich A.G.,
        Creditanstalt-Bankverein,
        Gmundener Zementwerke
        A.G., Teufelberger
        Holding A.G., Bank fur
        Oberosterreich and
        Salzburg and SCA
        Laakitchen AG............                   1989       1998+           -0-
                                                            (Class Two)
      * Peter Nowak, Director,
        50. Chairman of BA-GC
        Investment Bank Austria
        AG; Member of the
        Supervisory Boards of
        Heraklith Baustoffe A.G.,
        Darbo Beteiligungs-A.G.,
        Rath Beteilgungs A.G. and
        Sparinvest Kapitalanlage
        Aktiengesellschaft.......                   1990       1997            -0-
                                                            (Class One)
 *++*** Mag. Reinhard Ortner,
        Director, 46. Member of
        Management Board of First
        Austrian Bank; Member of
        Supervisory Boards of
        GiroCredit Bank AG der
        Sparkassen,
        Sparkassenverlag Ges.
        m.b.H. (trading), SPV-
        Druck Gesellschaft m.b.H.
        (printing) and Generali
        Allgemeine
        Lebensversicherung AG;
        Director of First
        Austrian International...                   1992       1998+           -0-
                                                            (Class Two)

--------
  * "Interested person," as defined in the Act, of the Fund because of affiliation with BAI Fund Adviser.
*** Member of the Audit Committee.
  + If elected at this Meeting.
 ++ Member of the Nominating Committee.

                                                                         NUMBER OF SHARES
          NAME, AGE, POSITIONS AND OFFICES                                 BENEFICIALLY
              WITH THE FUND, PRINCIPAL          YEAR FIRST   YEAR TERM   OWNED DIRECTLY OR
       OCCUPATIONS DURING THE PAST FIVE YEARS    BECAME A   AS DIRECTOR  INDIRECTLY AS OF
               AND OTHER DIRECTORSHIPS           DIRECTOR   WILL EXPIRE  OCTOBER 31, 1995
       --------------------------------------   ---------- ------------- -----------------
 ***++ Dr. Maria Schaumayer,
       Director, 64. Former
       Governor of the Austrian
       National Bank. She was
       formerly Deputy Chairman
       of the Supervisory Board
       of Constantia Privatbank
       A.G., Vienna............                  1995+++       1998+             -0-
                                                            (Class Two)
 ***++ Dr. Josef Vlcek,
       Director, 63. Consultant
       of Universale-Bau A.G.
       (construction); Member
       of Advisory Board of
       Scania Osterreich Ges.
       m.b.H.; Member of
       Supervisory Board of
       Osterreichische
       Realitaten A.G. (real
       estate), Montana A.G.
       (industry and banking),
       Jungbunzlauer A.G.
       (chemical industry) and
       Hutter & Schrantz A.G.
       (steel construction);
       Member of Advisory Board
       of Erste Allgemeine
       Versicherungs
       A.G./Assicurazione
       Generali (insurance
       company); and member of
       the Board of Directors
       of Vereinigung
       Osterreichischer
       Industrieller
       (industrial
       associations)...........                     1990       1997              -0-
                                                            (Class One)
     * Reba W. Williams,
       Director, 59. Director
       of ACMC; Director of
       Special Projects, ACMC;
       art historian and
       writer. She was formerly
       a financial writer and
       consultant, Vice
       President and security
       analyst, Mitchell
       Hutchins, Inc. and an
       analyst for McKinsey &
       Company, Inc............                     1991       1996           18,000
                                                           (Class Three)
 ***++ Dr. Walter Wolfsberger,
       Director, 65. Vice
       Chairman of the Board,
       Siemens A.G. Austria
       (electronics)...........                     1991       1998+             -0-
                                                            (Class Two)

--------
  * "Interested person," as defined in the Act, of the Fund because of affiliation with Alliance.
*** Member of the Audit Committee.
  + If elected at this Meeting.
 ++ Member of the Nominating Committee.
+++ Dr. Schaumayer previously served as a Director of the Fund from 1989-1990.

  During the fiscal year ended August 31, 1995, the Board of Directors met five times, the Audit Committee met twice for the purposes described below in Proposal Two, and the Nominating Committee did not meet. The Nominating Committee was constituted for the purpose of selecting and nominating persons to fill any vacancies on the Board of Directors. The Nominating Committee of the Fund does not currently consider candidates proposed by stockholders for election as Directors. John D. Carifa attended fewer than 75% of the meetings of the Fund's Board of Directors.

  The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended August 31, 1995, the aggregate compensation paid to each of the Directors during the calendar year 1994 by all of the funds to which Alliance provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of funds in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                      TOTAL
                                                        TOTAL       NUMBER OF
                                                    COMPENSATION  FUNDS IN THE
                                        AGGREGATE     FROM THE    ALLIANCE FUND
                                      COMPENSATION  ALLIANCE FUND   COMPLEX,
                                      FROM THE FUND   COMPLEX,    INCLUDING THE
                                       DURING THE     INCLUDING    FUND, AS TO
                                       FISCAL YEAR    THE FUND,     WHICH THE
                                          ENDED      DURING THE    DIRECTOR IS
                                       AUGUST 31,   1994 CALENDAR  A DIRECTOR
          NAME OF DIRECTOR                1995          YEAR       OR TRUSTEE
          ----------------            ------------- ------------- -------------
Dave H. Williams.....................    $     0       $     0           6
H.R.H. Pilar de Borbon y Borbon,
 Duchess of Badajoz..................    $10,000       $19,500           2
John D. Carifa.......................    $     0       $     0          48
William H.M. de Gelsey...............    $10,000       $10,500           1
Inmaculada de Habsburgo-Lorena.......    $10,500       $21,000           2
Dr. Hans Haumer......................    $ 9,500       $ 5,000           1
Dipl. Ing. Hellmut Longin............    $10,000       $10,500           1
Dipl. Ing. Peter Mitterbauer.........    $10,000       $11,000           1
Peter Nowak..........................    $     0       $     0           1
Mag. Reinhard Ortner.................    $10,000       $10,500           1
Dr. Maria Schaumayer.................    $     0       $     0           1
Dr. Josef Vlcek......................    $10,000       $ 9,500           1
Reba W. Williams.....................    $     0       $     0           3
Dr. Walter Wolfsberger...............    $10,000       $10,500           1

  As of October 31, 1995, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund. Since September 1, 1994, none of the Fund's Directors engaged in a purchase or sale of the securities of Alliance, BAI Fund Adviser or any of their respective parents or subsidiaries, in an amount exceeding 1% of the relevant class of outstanding securities.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE FOREGOING NOMINEES TO SERVE AS DIRECTORS OF THE FUND.

                                 PROPOSAL TWO

                           RATIFICATION OF SELECTION
                          OF INDEPENDENT ACCOUNTANTS

  The Board of Directors recommends that the stockholders of the Fund ratify the selection of Price Waterhouse LLP, independent accountants, to audit the accounts of the Fund for the fiscal year ending August 31, 1996. Their selection was approved by the vote, cast in person, of a majority of the Board of Directors, including a majority of the Directors who are not interested persons of the Fund as defined in the Act, at a meeting held on October 13, 1995. The affirmative vote of a majority of the votes cast at the Meeting is required to ratify such selection. Price Waterhouse LLP has audited the accounts of the Fund since the Fund's commencement of operations and does not have any direct financial interest or any material indirect financial interest in the Fund. A representative of Price Waterhouse LLP is expected to attend the Meeting and to have the opportunity to make a statement and to respond to appropriate questions from the stockholders.

  The Audit Committee of the Board of Directors generally meets twice during each fiscal year with representatives of Price Waterhouse LLP to discuss the scope of the independent accountants' engagement and review the financial statements of the Fund and the results of their examination thereof.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND.

          INFORMATION AS TO THE FUND'S PRINCIPAL OFFICERS, INVESTMENT
             ADVISER AND ADMINISTRATOR, AND THE FUND'S SUB-ADVISER

  The principal officers of the Fund and their principal occupations during the past five years are set forth below.

  Dave H. Williams, Chairman (see Proposal One, Election of Directors, at page 3 for biographical information).

  Norman S. Bergel, Vice President, 45, a Vice President of ACMC since prior to 1990; Director and a Vice President of Alliance Capital Limited ("ACL").

  Mark H. Breedon, Vice President, 42, a Vice President of ACMC since prior to 1990; Director and a Vice President of ACL.

  Nicholas Crossland, Vice President, 24, an Assistant Vice President of ACL, with which he has been associated since 1991. Previously, he was a Trading Assistant with Brewin Dolphin.

  Mark D. Gersten, Treasurer and Chief Financial Officer, 45, a Senior Vice President of Alliance Fund Services, Inc. ("AFS").

  Edmund P. Bergan, Jr., Secretary, 45, a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. and AFS and a Vice President and an Assistant General Counsel of ACMC.

  The address of Messrs. Williams and Bergan is c/o Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The address of Mr. Bergel is c/o Alliance Capital Management International, 55 Stratton Street, London, W1X 6JJ. The address of Messrs. Breedon and Crossland is c/o Alliance Capital Limited, 55 Stratton Street, London, W1X 6JJ. The address of Mr. Gersten is c/o Alliance Fund Distributors, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094.

  The investment adviser and administrator for the Fund is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. BAI Fondsberatung Ges. m.b.H., with principal offices at Burgring 3, A-1010, Vienna, Austria, serves as the Fund's sub-adviser.

  Section 30(f) of the Act and the rules under Section 16 of the Securities Act of 1934 require that the Directors and officers of the Fund and the Directors of ACMC, among others, file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership of shares and reports of changes in ownership of shares of the Fund. For the fiscal year ended August 31, 1995, there were no delinquent reports filed with respect to the Fund.

                      SUBMISSION OF PROPOSALS FOR THE NEXT
                         ANNUAL MEETING OF STOCKHOLDERS

  Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Fund must be received by the Fund by July 18, 1996 for inclusion in the Fund's proxy statement and form of proxy relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under federal securities laws.

                                 OTHER MATTERS

  Management of the Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                            REPORTS TO STOCKHOLDERS

  The Fund will furnish each person to whom the proxy statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Fund Services at (800) 227-4618 or contact Nancy Davis at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                          By order of the Board of Directors,

                                          Edmund P. Bergan, Jr.
                                           Secretary

November 15, 1995
New York, New York

TABLE OF CONTENTS                                                          PAGE
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
Introduction..............................................................   1
Proposal One: Election of Directors.......................................   2
Proposal Two: Ratification of Selection of Independent Accountants........   8
Information as to the Fund's Principal Officers, Investment Adviser and
 Administrator, and Sub-Adviser...........................................   9
Submission of Proposals for the Next Annual Meeting of Stockholders.......  10
Other Matters.............................................................  10
Reports to Stockholders...................................................  10

                            THE AUSTRIA FUND, INC.


-------------------------------------------------------------------------------
                            ALLIANCE CAPITAL LOGO
                       Alliance Capital Management L.P.
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT DECEMBER 19, 1995

                            APPENDIX

PROXY                                                       PROXY
                     THE AUSTRIA FUND, INC.
   INSTRUCTIONS TO THE STOCKHOLDERS OF THE AUSTRIA FUND, INC.
      IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS
                TO BE HELD ON DECEMBER 19, 1995.

            THIS PROXY IS SOLICITED ON BEHALF OF THE
          BOARD OF DIRECTORS OF THE AUSTRIA FUND, INC.


The undersigned hereby instructs Nancy E. Davis and Carol H. Rappa to vote all shares of the Common Stock of The Austria Fund, Inc. (the "Corporation") registered in the name of the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at 11:00 a.m. Eastern Standard Time on December 19, 1995 at the offices of the Corporation, 1345 Avenue of the Americas, 33rd Floor, New York, New York, 10105, and at all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THIS PROXY
WILL BE VOTED FOR ELECTION OF THE NOMINEES AS DIRECTORS AND FOR
ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.


             PLEASE VOTE AND SIGN ON OTHER SIDE AND
              RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?         DO YOU HAVE ANY COMMENTS?

___________________________       ______________________________

___________________________       ______________________________

PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT
IN THE ENCLOSED ENVELOPE.

/X/  PLEASE MARK VOTES AS IN THIS EXAMPLE

1.   Election of Directors.                        For All
                             For      Withhold     Except
                             / /      / /          / /

           Class Two Directors (term expires in 1998)

         DAVE H. WILLIAMS, INMACULADA DE HABSBURGO-LORENA,
         DIPL. ING PETER MITTERBAUER, MAG. REINHARD ORTNER,
         DR. MARIA SCHAUMAYER AND DR. WALTER WOLFSBERGER

     IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR
     NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE
     THROUGH THAT NOMINEE'S NAME.  YOUR SHARES WILL BE VOTED FOR
     THE REMAINING NOMINEES.

2.   Ratification of the
     selection of Price      For      Against      Abstain
     Waterhouse LLP as the   / /      / /          / /
     independent accountants
     for the Corporation for
     the fiscal year ending
     August 31, 1996.

3. In their discretion on all the other business that may properly come before the Annual Meeting and any adjournments thereof.

Please be sure to sign and date this Proxy.      Date

Shareholder sign here                      Co-owner sign here

Mark box at right if comments or address change   /   /
have been noted on the reverse side of the card.

RECORD DATE SHARES:
















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